UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

Vista Outdoor Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36597	41-1016855
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

938 University Park Boulevard, Suite 200 Clearfield, UT	84015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 779-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

Transaction Agreements

On February 9, 2015, Alliant Techsystems Inc. (“ATK”) spun-off its Sporting Group business to ATK stockholders (the “Spin-Off”) as a newly formed company called Vista Outdoor Inc. (the “Company”).  The Spin-Off was immediately followed by the merger of ATK’s Aerospace and Defense Groups with Orbital Sciences Corporation, and thereafter Alliant Techsystems Inc. was renamed “Orbital ATK, Inc.” (“Orbital ATK”). In connection with the Spin-Off, the Company (or one of its subsidiaries) entered into several agreements with Orbital ATK (or one of its subsidiaries) that govern the relationship of the parties following the Spin-Off, including the following:

•                  Transaction Agreement, dated as of April 28, 2014, among Alliant Techsystems Inc., Vista SpinCo Inc., Vista Merger Sub Inc. and Orbital Sciences Corporation;

•                  Transition Services Agreement, dated as of February 9, 2015, among Alliant Techsystems Inc. and Vista Outdoor Inc.;

•                  Ammunition Products Supply Agreement, dated as of February 9, 2015, among Alliant Techsystems Operations LLC and Federal Cartridge Company;

•                  Powder Products Supply Agreement, dated as of February 9, 2015, among Alliant Techsystems Operations LLC and Federal Cartridge Company; and

•                  Tax Matters Agreement, dated as of February 9, 2015, among Alliant Techsystems Inc. and Vista Outdoor Inc.

A summary of the material terms of these agreements can be found in the section titled “Certain Relationships and Related Party Transactions” filed as Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 16, 2015, which is incorporated herein by reference. The summary is qualified in its entirety by reference to the Transaction Agreement, the Transition Services Agreement, the Ammunition Products Supply Agreement, the Powder Products Supply Agreement and the Tax Matters Agreement filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Compensation and Benefits Arrangements

As previously announced, in conjunction with the Spin-Off, the Company adopted various compensation and benefits plans and agreements.  A summary of the material terms of these plans and agreements can be found in the section titled “Executive Compensation” filed as Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 16, 2015, which is incorporated herein by reference.

Item 2.01.            Completion of Acquisition or Disposition of Assets

On February 9, 2015, ATK completed the Spin-Off. The Company is now an independent public company trading under the symbol “VSTO” on the New York Stock Exchange. In the Spin-Off, ATK issued two common shares for every one common share of ATK held as of the close of business on February 2, 2015. ATK issued a total of 63,875,472 common shares in the Spin-Off. A copy of the press release issued by the Company on February 10, 2015 announcing completion of the Spin-Off is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.            Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Immediately prior to and subject to the Spin-Off becoming effective, the Board of Directors of the Company (the “Board”) was increased to seven members.  In connection therewith, Scott D. Chaplin and Stephen M. Nolan resigned as directors of the Board, while Michael Callahan, April H. Foley, Mark A. Gottfredson, Gary L. McArthur and Robert M. Tarola were elected to the Board.  Mark W. DeYoung, the Company’s Chairman and Chief Executive Officer, and Tig H. Krekel, continue to serve as directors of the Board.

In addition to Mr. Callahan’s election to the Board, he has also been appointed by the Board to serve on the Company’s audit committee, having determined that he meets the NYSE’s financial literacy and experience requirements for serving on that committee, and the Company’s compensation committee.   Mr. Callahan has been the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008.  From 1990 until his retirement in 2008, Mr. Callahan served in various merchandising, marketing, management and senior executive positions with Cabela’s, Inc., most recently as Senior Vice President Business Development & International Operations.  Prior to joining Cabela’s, Mr. Callahan spent 15 years working in the outdoor recreation industry.  Mr. Callahan served as a director on the board of ATK until the Spin-Off became effective.

In addition to Ambassador Foley’s election to the Board, she has also been appointed by the Board to serve on the Company’s audit committee, having determined that she meets the NYSE’s financial literacy and experience requirements for serving on that committee, and the Company’s nominating and governance committee.  Ambassador Foley served with the U.S. State Department as the Ambassador to Hungary from 2006-2009.  Before her diplomatic service, she was First Vice President and Vice Chairman, and a member of the Board of Directors, of the Export-Import Bank of the United States from 2003-2005.  She also served as Director of Business Planning of PepsiCo, Inc. from 1981-1993.  She is also a director of Xerium Technologies, Inc. Ms. Foley served as a director on the board of ATK until the Spin-Off became effective.

In addition to Mr. Krekel’s appointments to the Board and the Company’s audit committee, both of which became effective on January 28, 2015, he has also been appointed by the Board to serve as Chairman of the Company’s nominating and governance committee.  Mr. Krekel is Chairman and Founding Partner of Hudson Group, LLC, a New York and South Carolina advisory services firm.  He was the Vice Chairman and a partner of J.F. Lehman & Company, a New York private-equity investment bank, from 2003 to 2012.  Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems.  Mr. Krekel currently serves as a director on the board of ATK and will continue to serve as a director on the board of Orbital ATK following the Merger.

In addition to Mr. Gottfredson’s election to the Board, he has also been appointed by the Board to serve on the Company’s nominating and governance committee and the Company’s compensation committee.  Mr. Gottfredson was the former head of Bain & Company, Inc.’s performance improvement practice.  He recently led an engagement for the World Bank related to international trade and has worked with business leaders from many leading international corporations.  He served on Bain’s board from 2008 to 2012.

In addition to Mr. McArthur’s election to the Board, he has also been appointed by the Board to serve on the Company’s audit committee, having determined that he meets the NYSE’s financial literacy and experience requirements for serving on that committee, and as Chairman of the Company’s compensation committee.  Mr. McArthur recently joined CH2M Hill, an engineering company that provides consulting, design and operations services, as Executive Vice President and Chief Financial Officer.  Prior to joining CH2M Hill, he worked for Harris Corporation, an international telecommunications equipment company, for over 15 years where he most recently served as Senior Vice President and Chief Financial Officer. Mr. McArthur has also been associated with Nextel Communications, Inc., Lehman Brothers, Inc. and Deloitte & Touche LLP and serves on the board of Terion Inc. and Live TV Co. Ltd.

In addition to Mr. Tarola’s election to the Board, he has also been appointed by the Board to serve as Chairman of the Company’s audit committee, having determined that he meets the NYSE’s financial literacy and experience requirements for serving on that committee, and on the Company’s nominating and governance committee.  Mr. Tarola is currently the president of Right Advisory LLC, a firm whose clients have included large, sophisticated companies.  He also recently served as Chief Financial Officer of The Howard University.  Prior to his role at The Howard University, Mr. Tarola was associated with W.R. Grace &Co. where he served as its Chief Financial Officer for almost 10 years.  Prior to his time at W.R. Grace, he served as Chief Financial Officer of MedStar Health, Inc. and was an audit partner at PricewaterhouseCoopers LLP.  He currently serves on the board of Legg Mason Mutual Funds and previously served on the board of TeleTech Holdings Inc. and is a CPA.

Principal Officers

As previously announced, Mark W. DeYoung became the Company’s Chief Executive Officer, Stephen M. Nolan became the Company’s Senior Vice President and Chief Financial Officer, and Scott D. Chaplin became the Company’s Senior Vice President and General Counsel upon the effectiveness of the Spin-Off.

As previously announced, Mr. Stephen S. Clark commenced employment upon the effectiveness of the Spin-Off and became the Company’s Senior Vice President, Human Resources and Corporate Services.

In addition, Mr. Thomas G. Sexton became the Company’s Vice President, Controller and Treasurer upon effectiveness of the Spin-Off.

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Amended and Restated Certificate of Incorporation (the “Certificate”) of the Company became effective on February 9, 2015. The Certificate was approved by the Board and the Company’s sole stockholder, ATK, on January 21, 2015, effective simultaneously with the Spin-Off. On January 21, 2015, the Board also approved the Amended and Restated Bylaws (the “Bylaws”) of the Company, effective simultaneously with the Spin-Off. A summary of the material provisions of the Certificate and the Bylaws can be found in the section titled “Description of Our Capital Stock” of the Information Statement filed as Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 16, 2015, which is incorporated herein by reference. The Certificate and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*

Transaction Agreement, dated as of April 28, 2014, among Alliant Techsystems Inc., Vista SpinCo Inc., Vista Merger Sub Inc. and Orbital Sciences Corporation (Exhibit 2.1 to Vista Outdoor Inc.’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on August 13, 2014).

2.2+	Transition Services Agreement, dated as of February 9, 2015, among Alliant Techsystems Inc. and Vista Outdoor Inc.

2.3+	Ammunition Products Supply Agreement, dated as of February 9, 2015, among Alliant Techsystems Operations LLC and Federal Cartridge Company.

2.4+	Powder Products Supply Agreement, dated as of February 9, 2015, among Alliant Techsystems Operations LLC and Federal Cartridge Company.

2.5+	Tax Matters Agreement, dated as of February 9, 2015, among Alliant Techsystems Inc. and Vista Outdoor Inc.

3.1	Amended and Restated Certificate of Incorporation of Vista Outdoor Inc.

3.2	Amended and Restated Bylaws of Vista Outdoor Inc.

4.1	Specimen Common Stock Certificate of Vista Outdoor Inc.

10.1	Vista Outdoor Inc. Executive Officer Incentive Plan.

10.2	Vista Outdoor Inc. Income Security Plan.

10.3	Vista Outdoor Inc. Executive Severance Plan.

10.4	Vista Outdoor Inc. Defined Benefit Supplemental Executive Retirement Plan.

10.5	Vista Outdoor Inc. Defined Contribution Supplemental Executive Retirement Plan.

10.6

Form of Non-Qualified Stock Option Award Agreement (Installment Vesting) under the Alliant Techsystems Inc. 2005 Stock Incentive Plan, for option grants in the years ended March 31, 2012 and March 31, 2013.

10.7	Form of Non-Qualified Stock Option Award Agreement (Installment Vesting) under the Alliant Techsystems Inc. 2005 Stock Incentive Plan, for option grants in the year ended March 31, 2014.

10.8	Form of Amendment to ATK Non-Qualified Stock Option Award Agreement.

10.9	Form of Performance Growth Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Year 2013-2015 Performance Period.

10.10	Form of Performance Growth Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Year 2014-2016 Performance Period.

10.11	Form of Performance Growth Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Year 2015-2017 Performance Period.

10.12

Form of Amendment to ATK Performance Growth Award Agreement (Officers or Employees of Vista Outdoor Inc. (other than CEO, CFO and General Counsel) or Former Employees Who Were Employed in ATK’s Sporting Group).

10.13	Form of Amendment to ATK Performance Growth Award Agreement (ATK Corporate Executive Officers to be Employed by Vista Outdoor Inc.).

10.14	Form of Restricted Stock Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan.

10.15	Form of Restricted Stock Award Agreement (Installment Vesting) under the Alliant Techsystems Inc. 2005 Stock Incentive Plan, for restricted stock grants in the year ended March 31, 2014.

10.16	Form of Amendment to ATK Restricted Stock Award Agreement.

99.1	Press Release, dated February 10, 2015.

99.2*

The sections titled “Certain Relationships and Related Party Transactions,” “Description of Our Capital Stock” and “Executive Compensation” of the Information Statement, filed as Exhibit 99.1 to Amendment No. 3 to Vista Outdoor Inc.’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 16, 2015.

* Incorporated by reference.

+ Exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Scott D. Chaplin
Name:	Scott D. Chaplin
Title:	Senior Vice President, General Counsel and Secretary

Date: February 10, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Transaction Agreement, dated as of April 28, 2014, among Alliant Techsystems Inc., Vista SpinCo Inc., Vista Merger Sub Inc. and Orbital Sciences Corporation (Exhibit 2.1 to Vista Outdoor Inc.’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on August 13, 2014).

2.2+	Transition Services Agreement, dated as of February 9, 2015, among Alliant Techsystems Inc. and Vista Outdoor Inc.

2.3+	Ammunition Products Supply Agreement, dated as of February 9, 2015, among Alliant Techsystems Operations LLC and Federal Cartridge Company.

2.4+	Powder Products Supply Agreement, dated as of February 9, 2015, among Alliant Techsystems Operations LLC and Federal Cartridge Company.

2.5+	Tax Matters Agreement, dated as of February 9, 2015, among Alliant Techsystems Inc. and Vista Outdoor Inc.

3.1	Amended and Restated Certificate of Incorporation of Vista Outdoor Inc.

3.2	Amended and Restated Bylaws of Vista Outdoor Inc.

4.1	Specimen Common Stock Certificate of Vista Outdoor Inc.

10.1	Vista Outdoor Inc. Executive Officer Incentive Plan.

10.2	Vista Outdoor Inc. Income Security Plan.

10.3	Vista Outdoor Inc. Executive Severance Plan.

10.4	Vista Outdoor Inc. Defined Benefit Supplemental Executive Retirement Plan.

10.5	Vista Outdoor Inc. Defined Contribution Supplemental Executive Retirement Plan.

10.6

Form of Non-Qualified Stock Option Award Agreement (Installment Vesting) under the Alliant Techsystems Inc. 2005 Stock Incentive Plan, for option grants in the years ended March 31, 2012 and March 31, 2013.

10.7	Form of Non-Qualified Stock Option Award Agreement (Installment Vesting) under the Alliant Techsystems Inc. 2005 Stock Incentive Plan, for option grants in the year ended March 31, 2014.

10.8	Form of Amendment to ATK Non-Qualified Stock Option Award Agreement.

10.9	Form of Performance Growth Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Year 2013-2015 Performance Period.

10.10	Form of Performance Growth Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Year 2014-2016 Performance Period.

10.11	Form of Performance Growth Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Year 2015-2017 Performance Period.

10.12

Form of Amendment to ATK Performance Growth Award Agreement (Officers or Employees of Vista Outdoor Inc. (other than CEO, CFO and General Counsel) or Former Employees Who Were Employed in ATK’s Sporting Group).

10.13	Form of Amendment to ATK Performance Growth Award Agreement (ATK Corporate Executive Officers to be Employed by Vista Outdoor Inc.).

10.14	Form of Restricted Stock Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan.

10.15	Form of Restricted Stock Award Agreement (Installment Vesting) under the Alliant Techsystems Inc. 2005 Stock Incentive Plan, for restricted stock grants in the year ended March 31, 2014.

10.16	Form of Amendment to ATK Restricted Stock Award Agreement.

99.1	Press Release, dated February 10, 2015.

99.2*

The sections titled “Certain Relationships and Related Party Transactions,” “Description of Our Capital Stock” and “Executive Compensation” of the Information Statement, filed as Exhibit 99.1 to Amendment No. 3 to Vista Outdoor Inc.’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 16, 2015.

* Incorporated by reference.

+ Exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.